EXHIBIT 10.23

Release Agreement Amendment

This Amendment (the “Amendment”), effective as of April 18, 2022, is entered into by and between Tyme Technologies, Inc., a Delaware corporation (the “Company”), and Michael Demurjian (the “Stockholder”).

WHEREAS, the Stockholder and the Company entered into a Release Agreement on March 15, 2019 (the “Release Agreement”);

WHEREAS, the Company the Stockholder are entering into a Voting Agreement dated of even date herewith, by and between the Company and the Stockholder (the “Voting Agreement”), and in consideration of the execution and delivery of the Voting Agreement by the Stockholder, the Company and the Stockholder are entering into this Amendment; and

WHEREAS, the Stockholder and the Company intend to amend certain terms of the Release Agreement, including altering the restrictions under Section 6 of the Release Agreement.

NOW THEREFORE, in consideration of the mutual obligations in this and for other good consideration, the receipt and sufficiency of which are hereby acknowledged, the Stockholder and the Company hereby agree as follows:

1.	Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Release Agreement.
2.	The second sentence of Section 6 of the Release Agreement shall be deleted in its entirety and hereby replaced with the following:

“Following the Initial Period, the Restricted Actions shall continue to apply until March 5, 2024 (the “Fall Away Date”), provided that the Restricted Actions shall not apply to sales or transactions of Capital Stock or Convertible Securities that occur during the periods outlined in the table set forth on Schedule I hereto, subject to the daily and weekly limitations included in such table (any such sales or transactions, the “Allowed Transfers”); and provided further that the Employee may only conduct Allowed Transfers on two days of each weekly period included in the table set forth on Schedule I hereto and the two days in such weekly period must be consecutive.”

3.	A new sentence is added at the end of Section 6 of the Release Agreement with the following language:

“Any Allowed Transfers made by the Employee must be reported by the Employee on a Form 4 (or any successor form) with the SEC on a timely basis, and if Allowed Transfers are conducted on two consecutive days in the same weekly period pursuant to this Section 6, such Allowed Transfers must be reported on one Form 4.”

4.	Except as specifically provided herein, the terms and provisions of the Release Agreement shall remain unchanged and in full force and effect

[SIGNATURE PAGE FOLLOWS]

[Signature Page to Irrevocable Proxy]

IN WITNESS WHEREOF, the Stockholder and the Company have duly executed this Amendment as of the date first written above.

THE COMPANY:

TYME TECHNOLOGIES, INC.

By:	/s/ James Biehl
Name: James Biehl
Title: Chief Legal Officer

STOCKHOLDER: /s/ Michael Demurjian Michael Demurjian

[Signature Page to Release Agreement Amendment]

SCHEDULE I

Weekly period during which sales or transfers may occur[1]	Maximum number of shares of Capital Stock or Convertible Securities in the aggregate that may be sold or transferred per day during such weekly period	Maximum number of shares of Capital Stock or Convertible Securities in the aggregate that may be sold or transferred during such weekly period
4/18/2022-4/22/2022	40,000	80,000
5/02/2022-5/06/2022	50,000	100,000
5/16/2022-5/20/2022	50,000	100,000
5/31/2022-6/03/2022	60,000	120,000
6/13/2022-6/17/2022	60,000	120,000
6/27/2022-7/01/2022	60,000	120,000
7/11/2022-7/15/2022	70,000	140,000
7/25/2022-7/29/2022	70,000	140,000
8/08/2022-8/12/2022	80,000	160,000
8/22/2022-8/26/2022	80,000	160,000
9/06/2022-9/09/2022	80,000	160,000
9/19/2022-9/23/2022	80,000	160,000
10/03/2022-10/07/2022	80,000	160,000
10/17/2022-10/21/2022	80,000	160,000
10/31/2022-11/04/2022	80,000	160,000
11/14/2022-11/18/2022	80,000	160,000
11/28/2022-12/02/2022	80,000	160,000
12/12/2022-12/16/2022	80,000	160,000
12/27/2022-12/30/2022	80,000	160,000
1/09/2023-1/13/2023	80,000	160,000
1/23/2023-1/24/2023	80,000	160,000
2/06/2023-2/10/2023	80,000	160,000
2/21/2023-2/24/2023	80,000	160,000
3/06/2023-3/10/2023	80,000	160,000
3/20/2023-3/24/2023	80,000	160,000
4/03/2023-4/06/2023	80,000	160,000
4/17/2023-4/21/2023	80,000	160,000
5/01/2023-1/24/2023	80,000	160,000
5/15/2023-5/19/2023	80,000	160,000
5/30/2023-6/02/2023	80,000	160,000
6/12/2023-6/16/2023	80,000	160,000
6/26/2023-6/30/2023	80,000	160,000
7/10/2023-7/14/2023	80,000	160,000
7/24/2023-7/28/2023	80,000	160,000
8/07/2023-8/11/2023	80,000	160,000
8/21/2023-8/25/2023	80,000	160,000
9/05/2023-9/08/2023	80,000	160,000
9/18/2023-9/22/2023	80,000	160,000

[1]	For the avoidance of doubt, the Employee may only conduct Allowed Transfers on two days of each weekly period and the two days in such weekly period must be consecutive.

Weekly period during which sales or transfers may occur[1]	Maximum number of shares of Capital Stock or Convertible Securities in the aggregate that may be sold or transferred per day during such weekly period	Maximum number of shares of Capital Stock or Convertible Securities in the aggregate that may be sold or transferred during such weekly period
10/02/2023-10/06/2023	80,000	160,000
10/16/2023-10/20/2023	80,000	160,000
10/30/2023-11/03/2023	80,000	160,000
11/13/2023-11/17/2023	80,000	160,000
11/27/2023-12/01/2023	80,000	160,000
12/11/2023-12/15/2023	80,000	160,000
12/26/2023-12/29/2023	80,000	160,000
1/08/2024-1/12/2024	80,000	160,000
1/22/2024-1/26/2024	80,000	160,000
2/05/2024-2/09/2024	80,000	160,000
2/20/2024-2/23/2024	80,000	160,000